SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  March 22, 1996


        AEI REAL ESTATE FUND XVI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                          State of Minnesota
      (State or other Jurisdiction of Incorporation or Organization)




           0-16555                           41-1571166
   (Commission File Number)               (I.R.S. Employer
                                         Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
              (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

       On March 22, 1996, the Partnership purchased a newly constructed Applebee's restaurant, in Victoria, Texas from Renaissant Development Corporation. The total cash purchase price of the land and building was approximately $1,340,280. Renaissant Development Corporation is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of the sale of properties, which occurred in 1994 and 1995.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          None.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

            (a)   Financial statements of businesses acquired.  -
                  Not  Applicable.  Property was newly constructed.

            (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

                  Assuming the Partnership had purchased the property on December31, 1995, the Partnership's Investments in Real Estate would have been increased by $1,340,280 and its Current Assets (cash) would have been reduced by $1,340,280.

                  The Partnership's estimated annual income from the property is $103,524 based on the first full year of rental income, after deducting depreciation. The increase in annual income would be offset by estimated loss of Investment Income (interest) of approximately $70,500.

          (c)Exhibits

                  Exhibit 10.1 -  Sale and  Leaseback Financing
                                  Commitment dated August 18,1995
                                  between  AEI Fund Management, Inc.
                                  and Renaissant Development Corporation
                                  relating to the property at 6409
                                  N. Navarro Road, Victoria, Texas.

                  Exhibit 10.2 -  Amendment to Sale and Leaseback
                                  Financing Commitment dated November
                                  21, 1995 between the Partnership,
                                  AEI Fund Management, Inc. and  Renaissant
                                  Development  Corporation  relating
                                  to  the property at 6409 N. Navarro
                                  Road, Victoria, Texas.

                   Exhibit 10.3 - Net Lease Agreement
                                  dated  March 22, 1996, between  the
                                  Partnership     and      Renaissant
                                  Development  Corporation   relating
                                  to  the property at 6409 N. Navarro
                                  Road, Victoria, Texas.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AEI  REAL  ESTATE  FUND  XVI
                                LIMITED PARTNERSHIP

                               By:  AEI Fund Management XVI, Inc.
                                   Its: Managing  General Partner


Date:  April 4, 1996
                                  /s/ Mark E. Larson
                              By:  Mark E. Larson
                                 Its: Chief Financial Officer